UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   July 12, 2022

CADIZ INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, CA	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market

Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

On July 12, 2022, Cadiz Inc. (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware deleting the text of Part D of Article FIFTH (governing the calling of special meetings of stockholders) of its certificate of incorporation in its entirety and replacing the same with “Intentionally Omitted” (the “Amendment to Certificate of Incorporation”).

As disclosed in item 5.07 of this Current Report on Form 8-K, the Amendment to Certificate of Incorporation was approved by the Company’s stockholders at the Company’s 2022 annual meeting of stockholders held on July 12, 2022 (the “Annual Meeting”). For a description of the Amendment to Certificate of Incorporation, see “Proposal 2 - Amendment to Certificate of Incorporation” of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 26, 2022.

The foregoing description of the Amendment to Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Bylaws

On July 12, 2022, the Company’s Board of Directors (the “Board”) approved an amendment to the Company’s bylaws to require that the Board call a special meeting of stockholders of the Company upon the appropriate written request of a stockholder or stockholders of record of the Company holding not less than 20% of the voting power of the then outstanding shares of our capital stock generally entitled to vote (the “Amendment to Bylaws”).

The foregoing description of the Amendment to Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Bylaws, a copy of which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 12, 2022, the Company held its 2022 Annual Meeting of Stockholders.  The number of shares represented and voting by proxy at said meeting was 31,319,571.

i.	The following directors were elected at the meeting:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Keith Brackpool	25,425,028	1,586,742	4,307,801
Stephen E. Courter	26,377,683	634,087	4,307,801
Maria Echaveste	26,927,826	83,944	4,307,801
Geoffrey Grant	26,427,201	584,569	4,307,801
Winston Hickox	26,421,556	590,214	4,307,801
Susan Kennedy	25,907,454	1,104,316	4,307,801
Kenneth T. Lombard	26,993,925	17,845	4,307,801
Scott S. Slater	25,941,518	1,070,252	4,307,801
Carolyn Webb de Macias	26,926,427	85,343	4,307,801

ii.	The amendment to our Certificate of Incorporation to provide additional opportunity for stockholders to call special meetings was approved by the following vote:

VOTES
FOR:	26,994,819
AGAINST:	13,622
ABSTAIN:	3,329
BROKER NON-VOTES:	4,307,801

iii.	Amendment No. 1 to the Cadiz Inc. 2019 Equity Incentive Plan to increase the total number of shares reserved for issuance under the Plan was approved by the following vote:

VOTES
FOR:	25,457,598
AGAINST:	1,535,681
ABSTAIN:	18,491
BROKER NON-VOTES:	4,307,801

iv.	PricewaterhouseCoopers LLP was approved as the Company’s independent auditors for the fiscal year 2022 by the following vote:

VOTES
FOR:	31,279,888
AGAINST:	32,184
ABSTAIN:	7,499

v.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

VOTES
FOR:	26,523,212
AGAINST:	469,811
ABSTAIN:	18,747
BROKER NON-VOTES:	4,307,801

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to Certificate of Incorporation
3.2	Amendment to Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date:  July 15, 2022